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                                                                 EXHIBIT 10.45

                         CONTINUING GUARANTY (UNLIMITED)

      FOR VALUABLE CONSIDERATION, the undersigned (the "Guarantor") unconditionally guarantees and promises to pay when and as due to BANCO POPULAR DE PUERTO RICO, whose mailing address is P.O. Box 8580, St. Thomas, U.S. Virgin Islands 00801 (the "Bank") or order, at its office set forth above or such other office as may be designated in writing by the Bank, in lawful money of the United States and in immediately available funds, any and all indebtedness (as defined in Paragraph 1 below) of PSMT, LLC, a U.S. Virgin Islands limited liability company (the "Borrower"), to the Bank anywhere, and to perform or caused to be performed any and all affirmative and negative covenants, conditions of lending and other obligations of the Borrower arising under that certain Loan Agreement of even date herewith by and between the Bank, the Borrower and the Guarantor (the "Loan Agreement") and the Note and Security Instruments defined in the Loan Agreement, upon the following terms:

      1. The word "indebtedness" is used herein in its most comprehensive sense arising pursuant to the terms and provisions of the Loan Agreement and pursuant to the Note and Security Instruments referred to therein and includes without limitation any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether secured or unsecured (and if secured, regardless of the nature and extent of the security), whether due or not due, absolute or contingent, liquidated or unliquidated, or determined or undetermined, whether Borrower may be liable individually or jointly with others, and whether recovery upon such indebtedness may become otherwise unenforceable for any reason whatsoever, including without limitation any act or failure to act of the Bank. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions renewing, increasing, extending or continuing the indebtedness, changing the interest rate or other terms of the indebtedness, or creating new or additional indebtedness, after prior indebtedness has been in whole or in part satisfied, regardless of any lapse of time.

      2. The liability of Guarantor hereunder shall include the full amount of the indebtedness plus all interest thereon, charges and fees in respect thereof, any costs or expenses of the Guarantor for performance of the Borrower's obligations, covenants and agreements with the Bank set forth in the Loan Agreement, the Note or the Security Instruments and the attorneys' fees, costs and expenses referred to in paragraph 9 hereof. The obligations of Guarantor hereunder shall be in addition to any other obligations of any one or more of Guarantor or other guarantors under any other guaranties of the indebtedness of Borrower or any other persons heretofore or hereafter given to the Bank, and this Guaranty shall not affect or invalidate any such other guaranties, and the liability of Guarantor to the Bank shall be the aggregate liability of Guarantor under the terms of this Guaranty and all of said other guaranties.

      3. The obligations of Guarantor hereunder are joint and several, and are primary and independent of the obligations of Borrower and any other Guarantor or other party, and a separate action or actions may be brought and judgment obtained against Guarantor without bringing action against Borrower or any other guarantor or other party and without joining any of them in any such action or actions. The liability of Guarantor hereunder shall be reinstated and revived, and the right

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CONTINUING GUARANTY (UNLIMITED)
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of the Bank shall continue, with respect to any amount at any time paid on account of the indebtedness guaranteed hereby, which shall thereafter be restored or returned by the Bank, whether voluntarily or involuntarily, upon the bankruptcy, insolvency or reorganization of Borrower or of Guarantor or for any other reason, all as though such amount had not been paid.

      4. The Bank may, without notice or demand and without affecting Guarantor's liability hereunder, from time to time (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for payment of this Guaranty or the indebtedness and exchange, enforce, waive, release and apply the whole or any part of such security and direct the order and manner of sale thereof, all as the Bank in its discretion may at any time or from time to time determine; and (c) release or substitute any one or more endorser or guarantor including the Guarantor hereunder. The Bank may without notice assign this Guaranty in whole or in part.

      5. Guarantor waives any right to require the Bank to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower or otherwise; or (c) pursue any other remedy in the Bank's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or of any other guarantor of the indebtedness of Borrower, or by reason of the cessation or unenforceability of the liability of Borrower or of any other guarantor from any cause whatsoever, including without limitation any such cessation or unenforceability of liability resulting from the exercise of any power of sale contained in any mortgage, deed of trust or other security instrument. Until all indebtedness of Borrower to the Bank shall have been paid in full, Guarantor shall have no right of subrogation or contribution, and Guarantor waives any right to enforce any remedy which the Bank now has or may hereafter have against Borrower, and also waives any benefit of any right to participate in any security now or hereafter held by the Bank. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new additional indebtedness.

      6. Guarantor acknowledges and affirms that this Guaranty is not made in reliance on any representation or warranty, express or implied, by the Bank concerning the financial condition of Borrower, the nature, value or extent of any security for the indebtedness, or any other matter. Guarantor warrants and represents to the Bank that it has full knowledge of the financial condition of Borrower and agrees that Guarantor will continue to be fully cognizant of the financial condition of the Borrower during the entire duration of the indebtedness to the Bank, including any renewals, extensions or future indebtedness, and the Bank has no obligation, and Guarantor's obligations hereunder shall not be affected by the failure of the Bank, to advise Guarantor of any information relating to Borrower's financial condition or otherwise relating to Borrower or the indebtedness or any security therefor.

      7. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon any default by Borrower in payment of the indebtedness

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or by Guarantor in payment of its obligations hereunder, the Bank is hereby authorized at any time or from time to time, without notice to Guarantor or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, contingent or unmatured) and any other indebtedness at any time held or owing by any office of the Bank to or for the credit or the account of Guarantor, regardless of the currency of such deposits or other indebtedness, against or on account of the obligations and liabilities of Guarantor to the Bank under this Guaranty, including, without limitation, all claims of any nature or description arising out of or connected with this Guaranty, irrespective of whether or not the Bank shall have made any demand hereunder and, if such deposits or other indebtedness are in a currency other than U.S. dollars, the Bank is authorized to convert the same to U.S. dollars upon such set-off, appropriation and application.

      8. Any indebtedness of Borrower now or hereafter due to Guarantor is hereby subordinated to the indebtedness of Borrower to the Bank; and such indebtedness of Borrower to Guarantor and any security therefor is assigned to the Bank as security for this Guaranty and the indebtedness guaranteed hereunder, and if the Borrower's payment of debt service on such indebtedness exceeds an amount reasonably satisfactory to the Bank or the amount allowed, if any, under the Loan Agreement, at the Bank's request, such payments of debt service shall be collected, enforced and received by Guarantor as trustee for the Bank and paid over to the Bank on account of the indebtedness of Borrower to the Bank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes or other instruments now or hereafter evidencing such indebtedness of Borrower to Guarantor, and any security therefor, shall be marked with a legend that the same are subject to this Guaranty and, if the Bank so requests, shall be delivered to the Bank. Guarantor will, and the Bank is hereby authorized in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other action as the Bank deems necessary or appropriate to perfect, preserve or enforce the Bank's rights hereunder. Every right of set-off and lien shall continue in full force and effect until full, final and complete satisfaction of the indebtedness.

      9. Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by the Bank in the enforcement of this Guaranty or of the indebtedness.

      10. Guarantor hereby represents and warrants to the Bank that (a) it has the requisite power and authority to execute and deliver this Guaranty; (b) its execution, delivery and performance of this Guaranty will not violate any law, rule, regulation or judgment applicable to or agreement binding upon it; (c) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (d) it is not in default under any other agreement binding upon it; (e) there are no material suits or proceedings pending or threatened against it before any court or governmental body; and (f) its most recent financial statement furnished to the Bank prior to the date hereof fairly presents its financial condition as of the date thereof and there has been no subsequent material adverse change in its business, operations or financial condition.

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CONTINUING GUARANTY (UNLIMITED)
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      11. Guarantor agrees immediately to notify the Bank in the event of any material change in Guarantor's financial condition and of any assignment, encumbrance, hypothecation or other transfer, whether voluntary or involuntary, of a substantial portion of Guarantor's property, including without limitation any merger, consolidation, divestiture, transfer into trust, division of community property, severance of joint tenancy property or other change in the nature of or title to the property of Guarantor. Guarantor further agrees to promptly furnish to the Bank such financial information as is set forth and required under the Loan Agreement.

      12. Any notice given hereunder shall be deemed to have been properly served if sent in the manner required under the Loan Agreement.

      13. No course of action or delay or omission of the Bank in exercising any right or remedy hereunder shall constitute or be deemed to be a waiver of any right or remedy hereunder, and a waiver on one occasion shall not operate as a bar to or waiver of any such right on any future occasion. This Guaranty is and at all times shall remain the property of the Bank.

      14. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective. This Guaranty shall be governed by and construed in accordance with the laws of the U.S. Virgin Islands. Any legal action or proceeding with respect to this Guaranty or any other agreement executed in connection therewith may be brought in the courts of the U.S. Virgin Islands (including, without limitation, the Federal District Court for the District of the U.S. Virgin Islands), and by execution and delivery of this Guaranty, the Guarantor consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. The Guarantor irrevocably waives any objection, including any objection to the laying of venue and any objection based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Guaranty or any other agreement executed in connection therewith. The Guarantor waives personal service of any summons, complaint or other process, which may be made by any other means permitted by U.S. Virgin Islands law. This paragraph shall not be deemed to preclude any party from filing any such action, suit or proceeding in any other appropriate forum if the courts of the U.S. Virgin Islands decline jurisdiction.

      15. This Guaranty is intended to take effect as a sealed instrument, shall inure to the benefit of the Bank and its successors and assigns, and shall be binding upon Guarantor and heirs, executors, administrators, other legal representatives, successors and assigns of Guarantor. Guarantor may not assign or transfer its obligations hereunder.

      16. In all cases where there is but a single Borrower or a single Guarantor, all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, then the word "Borrower" and the word "Guarantor" respectively shall mean all and each and any of them.

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CONTINUING GUARANTY (UNLIMITED)
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      IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as an instrument under seal as of the ____ day of _____________, 2001.

Address:

4649 Morena Blvd.                                    PriceSmart, Inc., Guarantor
San Diego, CA   92117

                                            By: ________________________________

                                                ______________, ________________
                                                                          (SEAL)

                                        Attest: ________________________________

                                                _____________, [Asst.] Secretary

STATE OF CALIFORNIA             )
                                ) SS:
COUNTY OF _____________________ )


      On this ___ day of ___________, 2001, before me, the undersigned officer, personally appeared _________________________, who acknowledged himself/herself to be the duly authorized officer of PriceSmart, Inc., a Delaware corporation, and acknowledged that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of said corporation.

      IN WITNESS WHEREOF, I have set my hand and official seal.


                                            ______________________________
                                                     Notary Public